UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 5, 2023

MITEK SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35231	87-0418827
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

600 B Street, Suite 100
San Diego,	California		92101
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 269-6800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MITK	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On July 5, 2023, Mitek Systems, Inc. (the “Company”) received a notice (the "Notice") from the Nasdaq Hearings Panel (the “Panel”) notifying the Company that the Panel has granted the Company’s request to extend the automatic stay of suspension from The Nasdaq Stock Market LLC (“Nasdaq”) pending the Company’s hearing before the Panel scheduled for August 10, 2023, and a final determination regarding the Company’s listing status.
As previously disclosed on June 13, 2023, the Company intended to appeal a determination by the Nasdaq Listing Qualifications Department to delist the Company’s securities due to the Company’s failure to timely file its Annual Report on Form 10-K for the period ended September 30, 2023 and its Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2022, and March 31, 2023, with the Securities and Exchange Commission. On June 20, 2023 the Company timely requested a hearing before the Panel and requested that the automatic stay of suspension be extended through the completion of the hearings process and the expiration of any additional extension period granted by the Panel following the hearing.
Item 8.01 Other Events.
On July 5, 2023, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Mitek Systems, Inc. on July 5, 2023
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mitek Systems, Inc.

July 5, 2023	By:	/s/ Fuad Ahmad
Fuad Ahmad
Interim Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release issued by Mitek Systems, Inc. on July 5, 2023
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL)